                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

-------------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 29, 2003
-------------------------------------------------------------------------------



                          Covista Communications, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

New Jersey                              0-2180            22-1656895
-------------------------------------------------------------------------------
(State or other Jurisdiction            (Commission       (I.R.S. Employer
of Incorporation   or Organization)     File Number)      Identification No.)

4803 Highway 58 North, Chattanooga, TN                         37416
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)

(423) 648-9700
-------------------------------------------------------------------------------
Registrant's telephone number, including area code

ITEM 5 - OTHER EVENTS

As required by the Nasdaq List Qualifications Panel in connection with the continued listing on the Nasdaq National Market of the Company's Common Stock, $.05 par value, the Company's Pro Forma Consolidated Balance Sheet as at December 31, 2002 which gives effect to a capital infusion of $14,650,000 resulting in the issuance of 5,109,958 shares of the Company's Common Stock is set forth in Exhibit 1 to Item 7 of this Report


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA
                  FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT 1 - PRO FORMA BALANCE SHEET AS OF DECEMBER 31, 2002



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       Covista Communications, Inc.
                                       ----------------------------


Date:    January 30, 2003              By: /s/ Thomas P. Gunning
-------------------------------------------------------------------------------
                                       Thomas P. Gunning,
                                       Vice President, Chief Financial Officer
                                       and Principal Accounting Officer